FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2023
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

14) FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

a) Fair Value Measurements

At December 31, 2023, the carrying value of cash and cash equivalents, accounts receivable and accounts payable approximated their fair value due to the short-term nature of these instruments. The fair values of the bank credit facilities approximate their carrying values as they bear interest at floating rates and the credit spread approximates current market rates.

At December 31, 2023, the senior notes had a carrying value of $122.6 million and a fair value of $115.4 million (December 31, 2022 – $203.2 million and $189.5 million, respectively). The fair value of the senior notes is estimated based on the amount that Enerplus would have to pay a third party to assume the debt, including the credit spread for the difference between the issue rate and the period end market rate. The period end market rate is estimated by comparing the debt to new issuances (secured or unsecured) and secondary trades of similar size and credit statistics for both public and private debt.

At December 31, 2023, the loan receivable had a carrying value of $11.7 million and a fair value of $11.4 million (December 31, 2022 – $31.1 million and $31.6 million, respectively). The fair value of the loan receivable is estimated based on the amount that Enerplus would receive from a third party to assume the loan, including the difference between the coupon rate and the period end market rate for loan receivables of similar terms and credit risk.

The fair value of marketable securities are considered level 1 fair value measurements, while the derivative contracts, senior notes, bank credit facilities and loan receivable are considered level 2 fair value measurements. There were no transfers between fair value hierarchy levels during the year.

b) Derivative Financial Instruments

The derivative financial assets and liabilities on the Consolidated Balance Sheets result from recording derivative financial instruments at fair value.

The following table summarizes the change in fair value associated with equity and commodity contracts for the respective years:

				Income
Gain/(Loss) ($ thousands)	2023	2022	2021	Statement Presentation
Equity Swaps	$—	$1,008	$1,870	G&A expense
Commodity Contracts:
Crude oil	1,087	125,842	(111,655)	Commodity derivative
Natural gas	(26,708)	23,676	249	instruments
Total Unrealized Gain/(Loss)	$(25,621)	$150,526	$(109,536)

The following table summarizes the effect of Enerplus’ commodity contracts on the Consolidated Statements of Income/(Loss):

($ thousands)	2023	2022	2021
Unrealized change in fair value gain/(loss)	$(25,621)	$149,518	$(111,406)
Net realized cash gain/(loss)	56,938	(347,204)	(163,026)
Commodity contracts gain/(loss)	$31,317	$(197,686)	$(274,432)

The following table summarizes the presentation of fair values on the Consolidated Balance Sheets:

	December 31, 2023		December 31, 2022
	Assets	Liabilities	Assets	Liabilities
($ thousands)	Current	Current	Current	Current
Commodity Contracts:
Crude oil	$3,161	$—	$9,834	$10,421
Natural gas	—	—	26,708	—
Total	$3,161	$—	$36,542	$10,421

The fair value of commodity contracts and the equity swaps is estimated based on commodity and option pricing models that incorporate various factors including forecasted commodity prices, volatility and the credit risk of the entities party to the contract. Changes and variability in commodity prices over the term of the contracts can result in material differences between the estimated fair value at a point in time and the actual settlement amounts.

At December 31, 2023, the fair value of Enerplus’ commodity contracts totaled a net asset of $3.2 million (December 31, 2022 – net asset $26.1 million).

c) Risk Management

In the normal course of operations, Enerplus is exposed to various market risks, including commodity prices, foreign exchange, interest rates, equity prices, credit risk, liquidity risk, and the risks associated with environmental/climate change risk, social and governance regulation, and compliance.

i) Market Risk

Market risk is comprised of commodity price, foreign exchange, interest rate and equity price risk.

Commodity Price Risk:

Enerplus manages a portion of commodity price risk through a combination of financial derivative and physical delivery sales contracts. Enerplus’ policy is to enter into commodity contracts subject to a maximum of 80% of forecasted production volumes.

The following tables summarize Enerplus’ price risk management positions at February 20, 2024:

Crude Oil Instruments:

Instrument Type(1)	Jan 1, 2024 - Jun 30, 2024
	bbls/day	$/bbl
WTI Purchased Put	5,000	77.00
WTI Sold Put	5,000	65.00
WTI Sold Call	5,000	95.00
(1)	The total average deferred premium spent on the Company’s outstanding crude oil contracts is $1.25/bbl from January 1, 2024 – June 30, 2024.

Natural Gas Instruments:

Instrument Type	Feb 1, 2024 – Feb 29, 2024
	Mcf/day	$/Mcf
Leidy Basis Swap	40,000	(0.45)

Foreign Exchange Risk & Net Investment Hedge:

Enerplus is exposed to foreign exchange risk as it relates to certain activities transacted in Canadian dollars. The parent company and its subsidiaries have a U.S. dollar functional currency, and the parent company has both U.S. and Canadian dollar transactions. Canadian denominated monetary assets and liabilities are subject to revaluation from the source currency of Canadian dollars to the functional currency of U.S. dollars, generating realized and unrealized foreign exchange (gains)/losses in the Consolidated Statements of Income/(Loss).

Prior to the change in functional currency, Enerplus designated certain U.S. dollar denominated debt held in the parent entity as a hedge of its net investment in its U.S. subsidiary, which has a U.S. dollar functional currency. The unrealized foreign exchange gains and losses arising from the translation of the debt were recorded in Other Comprehensive Income/(Loss), net of tax, and were limited by the cumulative translation gain or loss on the net investment in the U.S. subsidiary. Following the change in functional currency of the parent company to U.S. dollars on January 1, 2023, the net investment hedge on the U.S. dollar denominated debt held in the parent entity for the U.S. subsidiaries was no longer required. For the year ended December 31, 2023, there were no unrealized foreign exchange gains or losses recorded in Other Comprehensive Income/(Loss) compared to an unrealized loss of $26.5 million on Enerplus’ U.S. denominated debt for the year ended December 31, 2022.

Interest Rate Risk:

The Company’s senior notes bear interest at fixed rates while the bank credit facilities bear interest at floating rates. At December 31, 2023, approximately 66% of Enerplus’ debt was based on fixed interest rates and 34% on floating interest rates (December 31, 2022 – 78% fixed and 22% floating), with weighted average interest rates of 4.1% and 6.7%, respectively (December 31, 2022 – 4.2% and 5.7%, respectively). At December 31, 2023 and 2022, Enerplus did not have any interest rate derivatives outstanding.

Equity Price Risk:

Enerplus is exposed to equity price risk in relation to its long-term incentive plans detailed in Note 13. The Company may enter into various equity swaps to fix the future settlement cost on a portion of its cash settled LTI plans. At December 31, 2023 and 2022, Enerplus did not have any equity swaps outstanding.

ii) Credit Risk

Credit risk represents the financial loss Enerplus would experience due to the potential non-performance of counterparties to its financial instruments. Enerplus is exposed to credit risk mainly through its joint venture, marketing, divestments and financial counterparty receivables. Enerplus has appropriate policies and procedures in place to manage its credit risk; however, given the volatility in commodity prices, Enerplus is subject to an increased risk of financial loss due to non-performance or insolvency of its counterparties.

Enerplus mitigates credit risk through credit management techniques, including conducting financial assessments to establish and monitor counterparties’ credit worthiness, setting exposure limits, monitoring exposures against these limits and obtaining  financial assurances such as letters of credit, parental guarantees, or third party credit insurance where warranted. Enerplus monitors and manages its concentration of counterparty credit risk on an ongoing basis.

The Company’s maximum credit exposure consists of the carrying amount of its non-derivative financial assets and the fair value of its derivative financial assets. At December 31, 2023, approximately 91% of Enerplus’ marketing receivables were with companies considered investment grade (December 31, 2022 – 90%).

Enerplus actively monitors past due accounts and takes the necessary actions to expedite collection, which can include withholding production, netting amounts off future payments or seeking other remedies including legal action. Should Enerplus determine that the ultimate collection of a receivable is in doubt, it will provide the necessary provision in its allowance for doubtful accounts with a corresponding charge to earnings. If Enerplus subsequently determines an account is uncollectible the account is written off with a corresponding charge to the allowance account. Considering Enerplus’ expected credit losses, the allowance for doubtful accounts balance at December 31, 2023 was $2.1 million (December 31, 2022 – $2.9 million).

iii) Liquidity Risk & Capital Management

Liquidity risk represents the risk that Enerplus will be unable to meet its financial obligations as they become due. Enerplus mitigates liquidity risk through actively managing its capital, which it defines as debt (net of cash and cash equivalents) and shareholders’ capital. Enerplus’ objective is to provide adequate short and longer-term liquidity while maintaining a flexible capital structure to sustain the future development of its business. Enerplus strives to balance the portion of debt and equity in its capital structure given its current crude oil and natural gas assets and planned investment opportunities.

Management monitors a number of key variables with respect to its capital structure, including debt levels, capital spending plans, dividends, share repurchases, access to capital markets, as well as acquisition and divestment activity.

At December 31, 2023, Enerplus was in full compliance with all covenants under the bank credit facilities and outstanding senior notes. If the Company breaches or anticipates breaching its covenants, the Company may be required to repay, refinance, or renegotiate the terms of the debt.

iv) Climate Change Risk

The following provides certain considerations as to the impact of climate change on the amounts recorded in the financial statements for the year ended December 31, 2023. The below is not a comprehensive list or analysis of all climate change impacts and risks. In addition, the focus is with respect to the impact of climate change on amounts recognized in the Company’s financial statements as at and for the year ended December 31, 2023.

Changing regulation

Emissions, carbon and other regulations impacting climate and climate related matters are continuously evolving. The U.S. Securities and Exchange Commission has issued proposed Rule 33-11042 The Enhancement and Standardization of Climate Related Disclosures for Investors. The Canadian Sustainability Standards Board has been established to determine the applicability of the International Sustainability Standards Board’s S1 & S2 Sustainability Disclosure Standards in the Canadian marketplace. As both standards and applicability are still subject to change, the cost to comply with these standards, along with others that may be developed or evolve over time, has not been quantified.

Impact of climate events and change on amounts recorded in the 2023 financial statements

Reserves, ceiling test, and depletion:

The Company engages third party external reserve engineers to evaluate its reserves, which are used in the Company’s ceiling test and depletion calculations. Given the prescriptive nature of the ceiling test and depletion calculations, specific adjustments to the pricing and discount rate used in the reserve reports are not permitted. To the extent applicable, the Company and the third party external reserve engineers may consider the impacts of climate change from a cost and legislative perspective on reserves. The ultimate period in which global energy markets can fully transition from carbon-based sources to alternative energy is highly uncertain, and as such, it is difficult to determine the impact on estimated future net cash flows of such a transition.

Expenditures on property, plant and equipment:

The Company incurs capital expenditures related to emissions reduction initiatives. The extent of spending on projects directly linked to reducing the climate impact of the Company’s operations will vary, however, management anticipates funding future projects through cash flow from operations and bank credit facilities.

Current assets and current liabilities:

These amounts are short term in nature and management is not aware of any material impacts on these items related to climate change and climate events. The Company did not experience material credit losses on its accounts receivable during 2023.

Access to capital:

There is risk that access to capital may be restricted to the oil and gas industry. Management plans to continue to monitor and adjust the capital structure where necessary. At December 31, 2023, Enerplus had two SLL bank credit facilities with three sustainability performance targets. See Note 7 for further detail.

Physical effects of climate events (i.e. fire, flood, extreme weather) on the financial results

The Company’s financial results for 2023 were not materially impacted by a climate event.